Exhibit 99.1

                       NL INDUSTRIES, INC. AND SUBSIDIARIES

             INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS




                                                                         Page
                                                                       ---------
     Pro Forma Condensed Consolidated Balance Sheet -
         September 30, 1997                                             F-2/F-3

     Notes to Pro Forma Condensed Consolidated Balance Sheet              F-4

     Pro Forma Condensed Consolidated Statement of Operations -
         Nine months ended September 30, 1997                             F-5

     Pro Forma Condensed Consolidated Statement of Operations -
         Year ended December 31, 1996                                     F-6

     Notes to Pro Forma Condensed Consolidated Statements of
         Operations                                                       F-7





     These pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of NL Industries, Inc. The pro forma condensed consolidated financial statements are not necessarily indicative of the Company's consolidated financial position or results of continuing operations as they may be in the future.

         NL INDUSTRIES, INC. AND SUBSIDIARIES

     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                  September 30, 1997
                      (Unaudited)

                     (In millions)


                                                                  Pro forma adjustments
                                                             --------------------------------
                        ASSETS                    Historical    (I)        (II)        (III)     Pro forma
                                                  ---------- ---------   ---------   ---------   ----------
     Current assets:
       Cash and cash equivalents                   $  102.2    $318.1       $20.0     ($125.3)    $  315.0
       Accounts and notes receivable                  160.6     (23.8)          -           -        136.8
       Inventories                                    172.3     (18.5)          -           -        153.8
       Other                                           12.6      (1.2)          -           -         11.4
                                                   ---------   -------      ------    --------    ---------
                                                      447.7     274.6        20.0      (125.3)       617.0
                                                   ---------   -------      ------    --------    ---------
     Other assets:
       Marketable securities                           31.1         -           -           -         31.1
       Investment in joint ventures                   175.4      (2.1)          -           -        173.3
       Other                                           45.1      (1.6)          -           -         43.5
                                                   ---------   -------      ------    --------    ---------
                                                      251.6      (3.7)          -           -        247.9
                                                   ---------   -------      ------    --------    ---------
     Property and equipment, net                      423.9     (29.9)          -           -        394.0
                                                   ---------   -------      ------    --------    ---------

                                                   $1,123.2    $241.0       $20.0     ($125.3)    $1,258.9
                                                   =========   =======      ======    ========    =========


                  NL INDUSTRIES, INC. AND SUBSIDIARIES

                             September 30, 1997
                                 (Unaudited)

                                 (In millions)


                                                                  Pro forma adjustments
                                                             ---------------------------------   ----------
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)    Historical    (I)        (II)        (III)     Pro forma

                                                  ---------- ---------   ---------   ---------   ----------
     Current liabilities:
       Notes payable & current long-term debt      $   78.7    $    -      $    -     ( $15.1)    $   63.6
       Accounts payable & accrued liabilities         165.8     (12.8)          -           -        153.0
       Other                                           19.6         -         4.0           -         23.6
                                                   ---------   -------     -------    --------    ---------
                                                      264.1     (12.8)        4.0       (15.1)       240.2
                                                   ---------   -------     -------    --------    ---------
     Noncurrent liabilities:
       Long-term debt                                 694.6         -           -      (110.2)       584.4
       Deferred income taxes                          139.5      (3.6)          -           -        135.9
       Other                                          253.4      (0.7)       16.0           -        268.7
                                                   ---------   -------     -------    --------    ---------
                                                    1,087.5      (4.3)       16.0      (110.2)       989.0
                                                   ---------   -------     -------    --------    ---------
     Minority interest                                  0.3         -           -           -          0.3
                                                   ---------   -------     -------    --------    ---------
     Shareholders' equity (deficit):
       Common stock and paid-in capital               767.6         -           -           -        767.6
       Accumulated deficit                           (509.7)    256.2           -           -       (253.5)
       Adjustments                                   (120.9)      1.9           -           -       (119.0)
       Treasury stock                                (365.7)        -           -           -       (365.7)
                                                   ---------   -------     -------    --------    ---------
                                                     (228.7)    258.1           -           -         29.4
                                                   ---------   -------     -------    --------    ---------

                                                   $1,123.2    $241.0      $ 20.0     ($125.3)    $1,258.9
                                                   =========   =======     =======    ========    =========




     See accompanying notes to pro forma condensed consolidated balance sheet.

                       NL INDUSTRIES, INC. AND SUBSIDIARIES

             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                    (Unaudited)

     Note 1 - Basis of presentation:

          The Pro Forma Condensed Consolidated Balance Sheet assumes the following transactions, more fully described in Item 2 of this Current Report on Form 8-K dated February 13, 1998, occurred on September 30, 1997:

     I     - The Company sells substantially all of Rheox's specialty chemical net assets, excluding debt, for $445 million cash consideration.

     II    - The  Company  agrees  with the  purchaser  not to  compete in the rheological products business for a period of five years for $20 million cash consideration.

     III   - Rheox repays and terminates its U.S. bank indebtedness.


     Note 2 - Pro forma adjustments:

     I      - Reflect the sale of substantially all of Rheox's net assets as follows:

                                                                                       Amount
                                                                                    ------------
                                                                                    (In millions)
             Aggregate cash consideration, net of estimated fees and
               expenses of $10 million                                                   $435.0
                                                                                         -------
             Carrying value of assets sold and liabilities assumed:
               Cash and cash equivalents                                                    6.9
               Receivables                                                                 23.8
               Inventories                                                                 18.5
               Prepaid expenses                                                             0.7
               Investment in joint ventures                                                 2.1
               Other assets                                                                 1.3
               Net property, plant and equipment                                           29.9
               Accounts payable & accrued liabilities                                     (12.8)
               Other noncurrent liabilities                                                (0.7)
               Foreign currency translation component of equity                             1.9
                                                                                         -------
                                                                                           71.6
                                                                                         -------
                 Pre-tax gain                                                             363.4

             Income tax expense                                                           107.2
                                                                                         -------
                 Net-of-tax gain                                                         $256.2
                                                                                         =======

             The Company's actual net-of-tax gain on the sale Rheox's net assets will differ from the amount shown above because of, among other things, (a) differences in the net carrying value of the assets sold and liabilities assumed and (b) differences in income tax expense resulting from different tax law limitations in the period the sale actually occurred.

     II  -   Reflect  the  Company's   agreement  not  to  compete  with  the
             purchaser. The $20 million consideration will be amortized over the five-year non-compete period.

     III -   Reflect repayment of Rheox's U.S. bank indebtedness.

                       NL INDUSTRIES, INC. AND SUBSIDIARIES

             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                       Nine months ended September 30, 1997
                                    (Unaudited)

                       (In millions, except per share data)


                                                             Pro forma adjustments
                                                             ---------------------
                                                  Historical    (I)        (II)      Pro forma
                                                  ---------- ---------   ---------   ---------
     Revenues and other income:
       Net sales                                     $740.4   ($111.3)     $    -      $629.1
       Other, net                                      11.7         -         3.0        14.7
                                                     -------  --------     -------     -------
                                                      752.1    (111.3)        3.0       643.8
                                                     -------  --------     -------     -------
     Costs and expenses:
       Cost of sales                                  557.4     (55.1)          -       502.3
       Selling, general and administrative            152.7     (22.1)          -       130.6
       Interest                                        57.9      (8.7)          -        49.2
                                                     -------  --------     -------     -------
                                                      768.0     (85.9)          -       682.1
                                                     -------  --------     -------     -------
         Loss before income taxes                     (15.9)    (25.4)        3.0       (38.3)

     Income tax expense (benefit)                       7.8      (9.5)          -        (1.7)
                                                     -------  --------     -------     -------
         Loss from continuing operations             ($23.7)   ($15.9)       $3.0      ($36.6)
                                                     =======  ========     =======     =======

     Loss from continuing operations
       per basic share                               ($0.46)                           ($0.72)
                                                     =======                           =======

     Weighted average common shares outstanding        51.1                              51.1
                                                     =======                           =======


See accompanying notes to pro forma condensed consolidated statements of operations.

                      NL INDUSTRIES, INC. AND SUBSIDIARIES

             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                           Year ended December 31, 1996
                                   (Unaudited)

                       (In millions, except per share data)


                                                             Pro forma adjustments
                                                             ---------------------
                                                  Historical    (I)        (II)      Pro forma
                                                  ---------- ---------   ---------   ---------
     Revenues and other income:
       Net sales                                   $  986.1   ($134.9)     $    -      $851.2
       Other, net                                      30.4      (2.8)        4.0        31.6
                                                   ---------  --------     -------     -------
                                                    1,016.5    (137.7)        4.0       882.8
                                                   ---------  --------     -------     -------
     Costs and expenses:
       Cost of sales                                  738.4     (69.8)          -       668.6
       Selling, general and administrative            177.5     (26.3)          -       151.2
       Interest                                        75.0      (5.8)          -        69.2
                                                   ---------  --------     -------     -------
                                                      990.9    (101.9)          -       889.0
                                                   ---------  --------     -------     -------
         Income (loss) before income taxes             25.6     (35.8)        4.0        (6.2)


     Income tax expense (benefit)                      14.8     (13.3)          -         1.5
                                                   ---------  --------     -------     -------
         Income (loss) from continuing operations  $  10.8    ($22.5)      $  4.0      ($ 7.7)
                                                   =========  ========     =======     =======

     Income (loss) from continuing operations
       per basic share                                $0.21                            ($0.15)
                                                   =========                           =======

     Weighted average common shares outstanding        51.1                              51.1
                                                   =========                           =======


See accompanying notes to pro forma condensed consolidated statements of operations.

                        NL INDUSTRIES, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                    (Unaudited)


     Note 1 - Basis of presentation:

          The Pro Forma Condensed Consolidated Statements of Operations assume the disposition of the Company's specialty chemical operations, more fully described in Item 2 of this Current Report on Form 8-K dated February 13, 1998, occurred as of the beginning of 1996.


     Note 2 - Pro forma adjustments:

     I - Eliminate Rheox's historical results of operations included in the Company's consolidated statements of operations. In future filings, the Company will report Rheox's results of operations through the date of disposal as discontinued operations.

     II - Record amortization of the deferred income related to the Company's agreement not to compete. There is no adjustment of income tax expense since the incremental income only results in a reduction of a loss for which no income tax benefit was previously recognized.